SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549

                               FORM 8-K
                            CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934

Date of Earliest Event Reported: August 30, 1996

                          THC HOMECARE, INC.
          (Exact name of registrant as specified in its charter)


       Utah                   1-11534                      48-1092064
(State of Incorporation)     (Commission File No.)     (I.R.S. Employer
                                                       Identification No.)


                   215 South State Street, Suite 535
                      Salt Lake City, Utah 84111
             ___________________________________________
               (Address of Principal Executive Offices)

                           (801) 532-7525
            (Issuer's Telephone Number, Including Area Code)

                           Medmarco, Inc.
               --------------------------------------
       (Former name or former address, if changed since last report)

Item 5.  Other Events.

     Effective August 30, 1996, the Company changed its business name to THC HomeCare, Inc. The change of the corporate name will become final upon filing of articles of amendment to the Company's Articles of Incorporation with the State of Utah. The articles of amendment must first be approved by vote of a majority of the issued and outstanding shares of the Company. The shareholders will be requested to approve the change of name at the upcoming annual meeting of shareholders, scheduled to be held October 25, 1996.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              MEDMARCO, INC.
                              d/b/a THC HOMECARE, INC.

                              By: /s/ Thomas O. Bushell
                              Thomas O. Bushell, President/CEO








Dated: September 17, 1996